-------------------------
                                                             OMB APPROVAL
                                                       -------------------------
                                                       OMB NUMBER:     3235-0060
                                                       -------------------------
                                                       EXPIRES: OCTOBER 31, 2005
                                                       -------------------------
                                                       ESTIMATED AVERAGE BURDEN
                                                       HOURS PER RESPONSE:  2.58
                                                       -------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A3

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     February 28, 2002
                                                 -------------------------------

                    HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC.
                    =========================================
             (Exact name of registrant as specified in its charter)


              UTAH                      33-9782LA                87-0444506
-------------------------------  ------------------------    -------------------
(State or other jurisdiction of  (Commission File Number)       IRS Employer
         incorporation)                                      Identification No.)


    580 Hornby Street, Suite 210, Vancouver, British Columbia V6C 3B6 Canada
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                    (604) 689-4256
                                    --------------
              (Registrant's telephone number, including area code)

      2461 Bellevue Avenue, West Vancouver, British Columbia V7V 1E1 Canada
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Effective February 28, 2002, Health Anti-Aging Lifestyle Options, Inc., formerly MicroAccel, Inc. (the "Company") acquired, through a series of Shares Exchange Agreements (the "Share Exchange Agreements"), 99.65 percent of the issued and outstanding shares of Network Lifestyle Radio Corp. ("NLR"), a company that was developing a business concept to bring health and wellness products and services to market through the use of broadcast media, the Internet and an enhanced direct selling model.

The Company filed a Current Report on Form 8-K on March 13, 2002 to report the acquisition. On March 27, 2002, it filed an amendment to the initial Form 8-K Current Report with the unaudited pro forma condensed combined financial statements of the Company which were omitted from the initial Form 8-K Current Report in accordance with the instructions of Form 8-K under the Securities Exchange Act of 1934.

On February 14, 2003, the Company entered into a Compromise and Settlement Agreement (the "Compromise Agreement") with Michael C. Woodman, Dean Mailey, Kathryn Williams and Stephen Greer, and their respective corporations (collectively all are referred to as the "Principals"), to rescind each of their
respective Share Exchange Agreements.   Mr. Woodman, Mr. Mailey and Ms. Williams
were, at the time the Company entered into the Compromise Agreement, all directors and/or officers of the Company. Dr. Greer was an officer of NLR at the time the Company entered into the Compromise Agreement.

The Compromise Agreement closed on March 31, 2003 and effectively resulted in the Company transferring and delivering, directly or indirectly, 5,452,500 common shares in NLR to the Principals and the Principals transferring and delivering 5,452,500 shares of the Company on closing. The Company cancelled the shares it received on closing.

Further to the Compromise Agreement the Company made a similar offer of rescission to the prior shareholders of NLR. A total of eleven shareholders holding an aggregate 4,748,000 shares of the Company participated in the rescission and the Company, relying on of an exemption from registration in the United States and an exemption from filing a prospectus in British Columbia, distributed 4,748,000 shares of NLR on a one-for-one exchange with these prior shareholders of NLR. The Company also cancelled these shares received on closing.

Again relying on an exemption from registration in the United States and an exemption from filing a prospectus in British Columbia, the Company also distributed a total of 233,500 shares of NLR to eight shareholders who qualified to receive shares of NLR but who did not deliver shares of the Company on
closing.    A total of 22 shareholders did not participate in the rescission, and further to the Compromise Agreement, the Company transferred and delivered to NLR's treasury a total of 1,180,133 shares for the benefit of those other NLR shareholders who did not participate in the Rescision.

On completion of the Rescission, all shares of NLR are now held by either the prior shareholders of NLR or have been returned to NLR's treasury. The Company received from the Principals and the prior NLR shareholders an aggregate 10,200,500 shares of its own common stock which the Company cancelled on closing.

The Company filed a Current Report on Form 8K/A2 on April 4, 2003 to report the Rescission. This amendment to the Form 8K/A2 contains the unaudited pro forma financial statements for the year ended December 31, 2002, assuming that the Rescission was effective immediately after the original business combination on February 28, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Unaudited pro forma financial information as at December 31, 2002

                    HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC.
                          (FORMERLY MICROACCEL, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)
                         PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                DECEMBER 31, 2002

HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC.
(FORMERLY MICROACCEL, INC.)
(A DEVELOPMENT STAGE COMPANY)

UNAUDITED PRO FORMA BALANCE SHEET
DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------
                                                                             DE-
                                                       HEALTH       CONSOLIDATION                           PRO FORMA
                                                    ANTI-AGING         OF NETWORK                              HEALTH
                                                     LIFESTYLE    LIFESTYLE RADIO          PRO FORMA       ANTI-AGING
                                                 OPTIONS, INC.        CORPORATION        ADJUSTMENTS        LIFESTYLE
                                                  CONSOLIDATED       (NOTE 3 (a))   (NOTE 3 (b)-(f))    OPTIONS, INC.
---------------------------------------------------------------------------------------------------------------------
                                                      $                 $                  $                 $
ASSETS
  CURRENT
    Cash                                               43,358            (14,843)                 -           28,515
    Accounts receivable                                46,917            (46,917)                 -                -
    Advances and prepaid expenses                       1,347             (1,347)                 -                -
    Inventory                                          13,807            (13,807)                 -                -
---------------------------------------------------------------------------------------------------------------------

                                                      105,429            (76,914)                 -           28,515

  INVESTMENT IN DEVELOPMENT STAGE
  COMPANY                                             150,000                  -                  -          150,000
  CAPITAL ASSETS                                       49,658            (49,658)                 -                -
---------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                          305,087           (126,572)                 -          178,515
=====================================================================================================================

LIABILITIES
  CURRENT
    Accounts payable and accrued liabilities          214,411           (200,655)(f)         30,000           43,756
    Deferred revenue                                    5,618             (5,618)                 -                -
    Loan payable                                        5,241             (5,241)                 -                -
    Note payable                                      145,612           (145,612)                 -                -
---------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                     370,882           (357,126)            30,000           43,756
---------------------------------------------------------------------------------------------------------------------

NON-CONTROLLING INTEREST IN
SUBSIDIARY                                                  1                  -(b)              (1)               -
---------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY

  COMMON STOCK                                         16,726            (11,655)(b)         (3,507)           6,526
                                                                                 (c)          4,962
  ADDITIONAL PAID IN CAPITAL                        4,112,088           (865,971)(b)         11,157        4,752,159
                                                                                 (c)      1,494,884
                                                                                 (b)              1
  DEFICIT ACCUMULATED DURING THE
  DEVELOPMENT STAGE                                (3,844,610)         1,108,180 (c)     (1,286,136)      (4,060,216)


                                        3

                                                                                 (b)         (7,650)
                                                                                 (e)     (2,297,768)
                                                                                 (e)      2,297,768
                                                                                 (f)        (30,000)
  DEFICIT ACCUMULATED PRIOR TO NOVEMBER
  9, 1989                                                                        (c)       (213,710)        (213,710)
  ACCUMULATED OTHER COMPREHENSIVE
  INCOME (LOSS)                                      (350,000)                 -                  -         (350,000)
---------------------------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY                            (65,796)           230,554            (29,999)         134,759
---------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                  305,087           (126,572)                 -          178,515
=====================================================================================================================

                                     See accompanying Notes to the Financial Statements

HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC.
(FORMERLY MICROACCEL, INC.)
(A DEVELOPMENT STAGE COMPANY)

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------------------------
                                                                                DE-
                                                          HEALTH      CONSOLIDATION                          PRO FORMA
                                                      ANTI-AGING         OF NETWORK                             HEALTH
                                                       LIFESTYLE    LIFESTYLE RADIO          PRO FORMA      ANTI-AGING
                                                   OPTIONS, INC.        CORPORATION        ADJUSTMENTS       LIFESTYLE
                                                    CONSOLIDATED       (NOTE 3 (a))   (NOTE 3 (b)-(f))   OPTIONS, INC.
-----------------------------------------------------------------------------------------------------------------------
                                                               $                  $                  $               $
REVENUE
  Sales                                                  77,250            (77,250)                 -                -
  Cost of sales                                         (66,298)            66,298                  -                -
-----------------------------------------------------------------------------------------------------------------------

GROSS PROFIT                                             10,952            (10,952)                 -                -

OTHER INCOME                                             11,805               (344)                 -           11,461
-----------------------------------------------------------------------------------------------------------------------

                                                         22,757            (11,296)                 -           11,461
-----------------------------------------------------------------------------------------------------------------------

SALES EXPENSES                                           23,030            (23,030)                 -                -

PROVISION FOR WRITE-DOWN OF INVENTORY                    71,621            (71,621)                 -                -

GENERAL AND ADMINISTRATIVE EXPENSES
   Accounting and legal                                 150,046            (56,348)(d)         21,032          114,730
   Advertising and business development                  59,194            (52,382)(d)          5,000           11,812
   Amortization                                          59,584            (59,584)                 -                -
   Broadcast production and services                    182,634           (182,634)                 -                -
   Consulting and corporate services                    630,879           (507,679)(d)         55,036          178,236
   Gain on settlement of accounts payable               (22,200)           (10,000)                 -          (32,200)
   Interest on long term debt                            20,719            (14,630)(d)         (4,639)           1,450
   Financial consulting and investor relations          250,000                  -                  -          250,000
   Foreign exchange loss (gain)                               -            (17,919)(d)         (2,472)         (20,391)
   Management and Directors' fees                       280,237           (270,237)                 -           10,000
   Office and sundry                                     63,435            (58,916)(d)            674            5,193
   Rent                                                  46,710            (46,710)                 -                -
   Regulatory and  stock transfer fees                   13,071             (1,960)(d)             75           11,186
   Telecommunication and utilities                       27,951            (27,668)(d)            392              675
   Travel and entertainment                              64,237            (62,058)(d)          1,802            3,981
   Wages                                                119,398           (119,398)                 -                -
   Write-down of capital assets                         221,896           (221,896)                 -                -
-----------------------------------------------------------------------------------------------------------------------

                                                     (2,262,442)         1,804,670            (76,900)        (534,672)
-----------------------------------------------------------------------------------------------------------------------

LOSS BEFORE NON-RECURRING CHARGES                    (2,239,685)         1,793,374            (76,900)        (523,211)

NON-RECURRING CHARGES
  Rescission of business combination                          -         (2,297,768)(e)      2,297,768       (2,327,768)
                                                                                   (e)     (2,297,768)
                                                                                   (f)        (30,000)
-----------------------------------------------------------------------------------------------------------------------


                                        5

NET LOSS                                             (2,239,685)          (504,394)          (106,900)      (2,850,979)

OTHER COMPREHENSIVE LOSS
  Unrealized loss on investment                        (350,000)                 -                  -         (350,000)
-----------------------------------------------------------------------------------------------------------------------

COMPREHENSIVE INCOME (LOSS)                          (2,589,685)          (504,394)          (106,900)      (3,200,979)
=======================================================================================================================

BASIC LOSS PER SHARE                                      (0.14)                                                 (0.08)
=======================================================================================================================

WEIGHTED AVERAGE NUMBER OF SHARES                    15,874,050                                              6,500,533
=======================================================================================================================

                                   See accompanying Notes to the Financial Statements

================================================================================
HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC. (FORMERLY MICROACCEL, INC.)
(A  DEVELOPMENT  STAGE  ENTERPRISE)
NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS
================================================================================

DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTE 1 - BASIS OF PRESENTATION AND PRO FORMA ASSUMPTIONS

Effective March 31, 2003 Health Anti-Aging Lifestyle Options, Inc. ("Halo") entered into Compromise and Settlement Agreements to rescind a certain Share Exchange Agreement, effective February 28, 2002. Under the Share Exchange Agreement, Halo had issued 11,614,133 common shares to acquire 99.65% of the outstanding common stock of Network Lifestyle Radio Corp. ("NLR") on a one share for one share basis. The Compromise and Settlement Agreements effectively resulted in Halo receiving, and subsequently canceling, a total of 10,200,500 shares of its own common stock from former shareholders of NLR, in exchange for transferring to the former shareholders of NLR the same number of NLR shares. Under the terms of the Compromise and Settlement Agreements Halo returned
1,413,633 shares of NLR to NLR for cancellation. Further, all advances from Halo to NLR were cancelled, as were the employment agreements with two former officers of Halo. A total of Halo's 675,000 employee stock options issued to former stockholders were also cancelled. As at March 31, 2003 Halo did not own any shares of NLR.

For pro forma presentation purposes the completion of the Rescission was assumed to be effective immediately after the original business combination ("the
Business  Combination")  on  February  28,  2002.

The unaudited pro forma financial statements of have been prepared from the audited consolidated financial statements of Halo for the year ended December 31, 2002.

The Rescission has been accounted for as a reversal of the business combination entered into effective February 28, 2002 under the Share Exchange Agreement. The pro forma balance sheet of Halo as at December 31, 2002 reflects the assets, liabilities, capital stock, additional paid-in capital, other accumulated comprehensive income and deficit of Halo after the Rescission. The pro forma statement of operations reflects the revenues and expenses of Halo for the period from January 1, 2002 to December 31, 2002, on the assumption that the Rescission was effective immediate after the Business Combination. The pro forma financial statements accordingly do not include for any period a consolidation of the accounts of NLR and its wholly-owned subsidiaries with Halo. The cancellation of the advances from Halo to NLR was assumed to be effective on December 31, 2002.

The unaudited pro forma financial statements of Halo are provided for illustrative purposes only, and are not necessarily indicative of the results that would have been achieved if the Business Combination had been rescinded as at February 28, 2002, and is not necessarily indicative of the future operating results or financial condition of Halo after the Rescission.

In future, Halo intends to change its operational focus to searching for, identifying and entering into an investment, either through funding or acquisition, of a new business operation. Halo has limited cash on hand and will be dependent upon raising capital through the sale of its common stock to maintain its existence and finance operating losses for the foreseeable future. To date Halo has not generated any revenue. Management intends to offer for sale additional common stock, however, there can be no assurance that it will be successful in raising the funds necessary to maintain operations, or that a self-supporting level of operations will ever be achieved. The likely outcome of these future events is indeterminable. These pro forma financial statements do not include any adjustment to reflect the possible future effect on the recoverability and classification of the assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

================================================================================
HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC. (FORMERLY MICROACCEL, INC.)
(A  DEVELOPMENT  STAGE  ENTERPRISE)
NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS
================================================================================

DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

(a)  Loss per share

     For the purpose of computing pro forma basic loss per share, the number of shares used is the number of shares that Halo has issued and outstanding effective at the closing of the Compromise and Settlement Agreements, adjusted to take into account the effect of changes in the number of shares of Halo during 2002.

     The loss used in computing pro forma basic loss per share is the pro forma net loss before non-recurring charges.

(b)  Income taxes

     The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Due to the uncertainty regarding the Company's profitability, the future tax benefits of its losses have been fully reserved for and no net tax benefit has been recorded in the financial statements.

NOTE 3 - PRO FORMA ADJUSTMENTS

(a) Elimination of NLR's assets, liabilities, stockholders' deficiency accounts and revenues and expenses

     The consolidated financial statements of Halo as filed with the Form 10-KSB on March 26, 2003, include the accounts of Halo, NLR and of NLR's wholly-owned subsidiaries HALO.TV, Inc. and HALO (Canada) IncThe Business Combination was accounted for by the purchase method, with NLR considered the acquirer. The consolidated financial statements amounts represent a continuation of the financial statements of NLR. The consolidated financial statements reflect the assets of the combined companies as the aggregate of the assets of NLR at net book value and the fair value of the assets of Halo acquired. The amount shown for capital stock and additional paid in capital are calculated by adding to the book value of the equity accounts of NLR the cost of the acquisition. However, the capital structure, being the number and type of shares issued, reflects that of the legal parent, Halo, including the shares issued to reflect the acquisition.

     Accordingly, pro forma adjustment (a) partially eliminates the assets, liabilities, shareholders' deficiency accounts and revenues and expenses of NLR and its wholly-owned subsidiaries. Further pro-forma adjustments for de-consolidation are detailed in notes 3(b) and 3(c) below.

(b) Re-allocation of historical amounts to reflect capital stock accounts at par value, and minority interest

     The decrease of $3,507 in the pro forma common stock of Halo and the corresponding increase of $11,103 in pro forma additional paid-in capital and increase of $7,650 in the pro forma deficit of Halo represent a partial reversal of an adjustment to Halo's stated par capital made as part of the Business Combination, to the extend that a total of 10,200,500 out of 11,614,133 common shares of Halo were returned for cancellation.

     A minority of the shareholders of NLR representing 40,867 shares, or 0.35% of the issued and outstanding shares of NLR did not participate in the share exchange, as part of the Business Combination. The amount recorded for minority interest in Halo's consolidated financial statements reflects the minority shareholders' proportionate interest in the book value of the net asset of NLR. The minority interest thus recorded was eliminated to reflect the Rescission.

================================================================================
HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC. (FORMERLY MICROACCEL, INC.)
(A  DEVELOPMENT  STAGE  ENTERPRISE)
NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS
================================================================================

DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTE 3 - PRO FORMA ADJUSTMENTS (CONTINUED)

(c)  Restatement of the historical stockholders' equity accounts of Halo

     Halo's pro forma financial statements represent the legal capital stock, additional paid in capital and deficit of Halo. Accordingly, the consolidation entry which eliminated the historical stockholders' equity accounts of Halo in Halo's consolidated financial statements has been reversed as follows:

         Common stock                                     $     4,962
         Additional paid in capital                         1,494,884
         Deficit                                           (1,286,136)
         Deficit Accumulated prior to November 9, 1989       (213,710)

(d) Recording of Halo's operations of the period of January 1, 2002 to February 28, 2002

     The pro forma statements of Halo reflect the operations of Halo from the period of January 1, 2002 to December 31, 2002. Accordingly, Halo's operations for the period of January 1, 2002 to February 28, 2002, which were eliminated for consolidation purposes, are included in the pro forma financial statements by means of this pro forma adjustment.

(e)  Non-recurring charges on the Rescission of the Business Combination

     As at December 31, 2002, Halo had advanced $2,297,768 to NLR. Under the Compromise and Settlement Agreement this amount became cancelled upon closing of the agreement. The cancellation was reflected in the pro forma financial statements of Halo and NLR by this pro forma adjustment.

(f)  Additional professional costs

     Provision for a further $30,000 in estimated professional costs subsequent to December 31, 2002 in connection with completion of the Rescission have been accrued by pro forma adjustment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Health Anti-Aging Lifestyle Options, Inc.
                                       -----------------------------------------
                                                 (Registrant)


Dated: April 15, 2003                         /s/ Linda Mitropoulos
                                       -----------------------------------------
                                       Linda Mitropoulos,  Director